EXHIBIT 99











                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                               ILLINI CORPORATION























                           As Adopted on May 17, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
         ARTICLE I OFFICES......................................................................................-1-
                  Section 1.1  Principal Office.................................................................-1-
                  Section 1.2  Registered Office................................................................-1-

         ARTICLE II SHAREHOLDERS................................................................................-1-
                  Section 2.1  Annual Meeting...................................................................-1-
                  Section 2.2  Special Meetings.................................................................-1-
                  Section 2.3  Place of Meeting.................................................................-1-
                  Section 2.4  Notice of Meetings...............................................................-2-
                  Section 2.5  Meeting of all Shareholders......................................................-2-
                  Section 2.6  Advance Notice of Shareholder Proposals..........................................-2-
                  Section 2.7  Fixing of Record Date............................................................-3-
                  Section 2.8  Voting Lists.....................................................................-3-
                  Section 2.9  Quorum...........................................................................-3-
                  Section 2.10  Proxies.........................................................................-4-
                  Section 2.11  Voting of Shares................................................................-4-
                  Section 2.12  Voting of Shares by Certain Holders.............................................-4-
                  Section 2.13  Inspectors......................................................................-5-
                  Section 2.14  Informal Action by Shareholders.................................................-5-
                  Section 2.15  Voting by Ballot................................................................-5-

         ARTICLE III DIRECTORS..................................................................................-5-
                  Section 3.1  General Powers...................................................................-5-
                  Section 3.2  Number, Tenure and Qualifications................................................-6-
                  Section 3.3  Regular Meeting..................................................................-7-
                  Section 3.4  Special Meetings.................................................................-8-
                  Section 3.5  Notice...........................................................................-8-
                  Section 3.6  Quorum...........................................................................-8-
                  Section 3.7  Manner of Acting.................................................................-8-
                  Section 3.8  Resignations.....................................................................-8-
                  Section 3.9  Vacancies........................................................................-8-
                  Section 3.10  Informal Action by Directors....................................................-9-
                  Section 3.11  Committees......................................................................-9-
                  Section 3.12  Compensation...................................................................-11-
                  Section 3.13  Presumption of Assent..........................................................-11-
                  Section 3.14  Advance Notice of Nominations for Directors....................................-11-

         ARTICLE IV OFFICERS...................................................................................-13-
                  Section 4.1  Number..........................................................................-13-
                  Section 4.2  Election and Term of Office.....................................................-13-

                                                  Page i

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
                  Section 4.3  Removal.........................................................................-14-
                  Section 4.4  Vacancies.......................................................................-14-
                  Section 4.5  Chairman and Vice-Chairman of the Board.........................................-14-
                  Section 4.6  President.......................................................................-14-
                  Section 4.7  The Vice Presidents.............................................................-15-
                  Section 4.8  The Treasurer...................................................................-15-
                  Section 4.9  The Secretary...................................................................-15-
                  Section 4.10  Assistant Treasurers and Assistant Secretaries.................................-16-

         ARTICLE V CONTRACTS, LOANS, CHECKS AND DEPOSITS.......................................................-16-
                  Section 5.1  Contracts.......................................................................-16-
                  Section 5.2  Loans...........................................................................-16-
                  Section 5.3  Checks, Drafts, Etc.............................................................-16-
                  Section 5.4  Deposits........................................................................-16-

         ARTICLE VI CERTIFICATES FOR SHARES AND THEIR TRANSFER.................................................-16-
                  Section 6.1  Certificates for Shares.........................................................-16-
                  Section 6.2  Lost Certificates...............................................................-17-
                  Section 6.3  Transfers of Shares.............................................................-17-

         ARTICLE VII VOTING OF SECURITIES......................................................................-17-

         ARTICLE VIII INDEMNIFICATION..........................................................................-17-

         ARTICLE IX FISCAL YEAR................................................................................-20-

         ARTICLE X DIVIDENDS...................................................................................-20-

         ARTICLE XI SEAL.......................................................................................-20-

         ARTICLE XII WAIVER OF NOTICE..........................................................................-21-

         ARTICLE XIII AMENDMENTS...............................................................................-21-



                                     Page ii

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                                     BYLAWS

                                       OF

                               ILLINI CORPORATION

                                    ARTICLE I
                                     OFFICES

         SECTION 1.1 PRINCIPAL OFFICE. The principal office of the Corporation in the State of Illinois shall be located in the City of Springfield and County of Sangamon. The Corporation may have such other offices, either within or without the State of Illinois, as the business of the Corporation may require from time to time.

         SECTION 1.2 REGISTERED OFFICE. The registered office of the Corporation required by the Illinois Business Corporation Act of 1983 to be maintained in the State of Illinois may be, but need not be, identical with the principal office in the State of Illinois.

                                   ARTICLE II
                                  SHAREHOLDERS

         SECTION 2.1 ANNUAL MEETING. The annual meeting of the shareholders shall be held on the third Thursday in May in each year beginning in 1999, at the hour of 10:00 a.m., for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient.

         SECTION 2.2 SPECIAL MEETINGS. Special meetings of the shareholders may be called by the President, by the Board of Directors or by the holders of not less than one-fifth of all the outstanding shares of the Corporation.

         SECTION 2.3 PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Illinois, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders may designate any place, either within or without the State of Illinois, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the Corporation in the State of Illinois, except as otherwise provided in Section , Meeting of all Shareholders.

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         SECTION 2.4 NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than twenty (20) nor more than sixty (60) days before the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

         SECTION 2.5 MEETING OF ALL SHAREHOLDERS. If all of the shareholders shall meet at any time and place, either within or without the State of Illinois, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

         SECTION 2.6 ADVANCE NOTICE OF SHAREHOLDER PROPOSALS. (a) Business to be considered by the shareholders shall be brought before an annual meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section , who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section . For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such proposed business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In no event shall the public or other announcement of an adjournment of an annual meeting or the adjournment thereof commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice to the Secretary shall set forth (i) as to any business the shareholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, (C) any material interest in such business of such shareholder and (D) the beneficial owner, if any, on whose behalf the proposal is made, and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposed business is to be brought, (A) the name and address of such shareholder, as they appear on the Corporation's books, and the name and address of such beneficial owner and (B) the class and number of shares of the Corporation's capital stock that are owned beneficially and of record by such shareholder and such beneficial owner.

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         (b) At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

         (c) Notwithstanding anything in these Bylaws of the Corporation to the contrary, only such business shall be brought before or conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section . The officer of the Corporation or other person presiding over the meeting shall, if the facts so warrant, determine and declare to the meeting that business was not brought before the meeting in accordance with the provisions of this Section and, if such person should so determine, such person shall so declare to the meeting and any such business so determined not to be properly before the meeting shall be disregarded.

         SECTION 2.7 FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, for a meeting of shareholders, not less than ten (10) days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty (20) days, immediately preceding the date of such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be, the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

         SECTION 2.8 VOTING LISTS. The officer or agent having charge of the transfer books for shares of the Corporation shall make, within twenty (20) days after the record date for a meeting of shareholders or ten (10) days before such meeting, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of the shareholder. For a period of ten (10) days prior to such meeting, such list shall be kept on file at the registered office of the Corporation and shall be open to inspection by any shareholder, and to copying at the shareholder's expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and may be inspected by any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the State of Illinois, shall be prima facie evidence as to the shareholders who are entitled to examine such list, share ledger or transfer book or to vote at any meeting of shareholders.

         SECTION 2.9 QUORUM. A majority of the outstanding shares of the Corporation, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders;

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provided, that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Illinois Business Corporation Act of 1983, the Articles of Incorporation or these Bylaws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

         SECTION 2.10 PROXIES. At all meetings of shareholders, a shareholder may vote by proxy, executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

         SECTION 2.11 VOTING OF SHARES. Unless otherwise provided in the Articles of Incorporation, each outstanding share shall be entitled to one (1) vote upon each matter submitted to vote at a meeting of shareholders, and in all elections for directors, every shareholder shall have the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors multiplied by the number of such shares or to distribute such cumulative votes in any proportion among any number of candidates.

         SECTION 2.12 VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Corporation held by the Corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares entitled to vote at any given time.

         Shares registered in the name of another corporation, domestic or foreign, may be voted by any officer, agent, proxy or other legal representative authorized to vote such shares under the law of incorporation of such corporation. The Corporation may treat the president and other person holding the position of chief executive officer of such other corporation as authorized to vote such shares, together with any other person indicated and any other holder of any office indicated by the corporate shareholder to the corporation as a person or an officer authorized to vote such shares. Such persons and officers indicated shall be registered by the Corporation on the transfer books for shares and included in any voting list prepared in accordance with Section , Voting Lists, of these Bylaws.

         Shares registered in the name of a deceased person, a minor ward or a person under legal disability may be voted by his or her administrator, executor, or court appointed guardian, either in person or by proxy, without a transfer of such shares into the name of such administrator, executor, or court appointed guardian. Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy.

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         Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         SECTION 2.13 INSPECTORS. At any meeting of shareholders, the chairperson of the meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes and report the results, and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders. Each report of an inspector shall be in writing and signed by him or by a majority of the inspectors if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

         SECTION 2.14 INFORMAL ACTION BY SHAREHOLDERS. Unless otherwise provided in the Articles of Incorporation or Section 12.10 of the Illinois Business Corporation Act of 1983, any action required to be taken at any annual or special meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, shall be signed (a) by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting or (b) by all of the shareholders entitled to vote with respect to the subject matter thereof. If such consent is signed by less than all of the shareholders entitled to vote, then such consent shall become effective only if at least five days prior to the execution of the consent a notice in writing is delivered to all the shareholders entitled to vote with respect to the subject matter thereof and, after the effective date of the consent, prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be delivered in writing to those shareholders who have not consented in writing.

         SECTION 2.15 VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

                                   ARTICLE III
                                    DIRECTORS

         SECTION 3.1 GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction its Board of Directors.

         SECTION 3.2 NUMBER, TENURE AND QUALIFICATIONS. (a) The number of Directors of the Corporation shall be not less than nine (9) nor more than fourteen (14), with the exact number of directors to be fixed from time to time pursuant to a resolution adopted by a majority of the Board of Directors then in office.

         (b) The Board of Directors of the Corporation shall be divided into three classes, the classes to be as nearly equal in number as possible. The class of each member of the first Board of Directors shall be designated by resolution of the incorporators. At each annual meeting of shareholders, directors chosen to succeed those whose terms expire shall be elected for a term expiring at the third succeeding annual meeting of shareholders following their election so that the term of office of one class of directors shall expire in each year. Nothing contained herein shall restrict the ability of the shareholders or the Board of Directors to remove a Director as permitted by law.

         (c) In order to be eligible for nomination, election, appointment or service as a member of the Board of Directors, an individual must meet the following qualifications:

                  (i)      Directors must be at least twenty-one years of age;

                  (ii)     Directors need not be residents of Illinois;

                  (iii)    Directors must be shareholders of Illini Corporation;

                  (iv) Directors must meet any and all qualifications established for Directors of bank holding companies and banks by the Federal Reserve Board, Federal Deposit Insurance Corporation, Illinois Office of Banks and Real Estate, or any other Federal or State Banking Agency having regulatory authority over or concerning Illini Corporation or any of its subsidiaries;

                  (v) Directors shall not be a principal, officer, director or employee of any corporation, unincorporated association or partnership, primarily engaged in the issue, underwriting, public sale or distribution at wholesale or retail, of stocks, bonds or other similar securities;

                  (vi) Directors shall not be officers, directors or employees of any depository institution or depository institution holding company other than the corporation or its subsidiary, or other institutions or companies in which the corporation may own stock: and

                  (vii) Directors shall not be persons who have been removed or disqualified by operation of law or regulation from being or serving as a shareholder, director, officer or employee of an insured financial institution.

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                  In managing the business and affairs of the Corporation, the
Board of Directors oversees the practices and conditions of the Corporation's affiliate financial institutions to assure that they engage in safe and sound practices and that they remain in a safe and sound condition and that they operate in accordance with applicable laws and regulations all in order to maintain public confidence and protect the public interest and the interest of depositors, creditors and shareholders. Therefore, in addition to the foregoing qualifications, in order for any nominee to be eligible to be elected to or to serve on the Board of Directors, the nominee must have a history of conducting his or her own personal and business affairs in a safe and sound manner, in a safe and sound condition, in accordance with applicable laws and regulations, and without substantial conflicts of interests. Prior to their nomination, all potential director nominees shall complete under oath a director qualification, eligibility and disclosure questionnaire, as shall be approved by the Board of Directors (hereafter "Director Qualification, Eligibility and Disclosure Questionnaire"), which Director Qualification, Eligibility and Disclosure Questionnaire shall be reviewed by the Nominating Committee to determine whether each such nominee is eligible to serve pursuant to the foregoing criteria. The Nominating Committee shall, within thirty (30) days after receipt by the Secretary of the Corporation of a shareholder's notice of intent to make a nomination for election of directors satisfying the requirements of Section hereof, determine whether the proposed nominee is qualified to serve, and, within such period, the Secretary of the Corporation shall mail written notice of the Committee's determination to the proposing shareholder. In the event that the Committee determines that any such nominee is not qualified to serve, the Secretary's notice to the shareholder shall contain a brief description of the reasons for the Committee's decision and the shareholder shall have ten (10) days from the date the Secretary's notice was mailed to deliver personally to or otherwise cause the Secretary to receive either: (i) a request that the Board of Directors of the Corporation reverse the Committee's decision (with a statement detailing the reasons why the Board of Directors should take such action); or
(ii) a notice of the shareholder's intent to propose an alternative nominee (any such notice shall include all of the information required by Section hereof). The Board of Directors shall consider any such request for reversal of the Committee's decision at the first regularly scheduled meeting of the Board of Directors following the date on which the shareholder's request for such action is received by the Secretary. The Secretary shall mail written notice to the shareholder of the Board of Directors' decision concerning any such request within five (5) days after the date of the Board of Directors meeting at which such request was considered. The Secretary shall mail written notice to the shareholder of the Committee's decision concerning the eligibility to serve of any such alternative nominee within ten (10) days after the Secretary's receipt of a shareholder's notice of intent to propose an alternative nominee. All determinations as to eligibility to serve made by the Nominating Committee, unless reversed by the Board of Directors as provided herein, shall be binding and conclusive.

         SECTION 3.3 REGULAR MEETING. A regular meeting of the Board of Directors shall be held without other notice than this bylaw on the fourth Thursday following the annual meeting of shareholders at 5:30 p.m. at the office of the Corporation, 3200 West Iles Avenue, Springfield, Illinois. The Board of Directors shall provide, by resolution, the time and place, either within or without the State of Illinois, for the holding of three (3) additional regular meetings each year without other notice than such resolution.

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         SECTION 3.4 SPECIAL MEETINGS. Special meetings of the Board of
Directors may be called by or at the request of the President or by any three
(3) Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Illinois, as the place for holding any special meeting of the Board of Directors called by them.

         SECTION 3.5 NOTICE. Notice of any special meeting of the Board of Directors shall be given at least two (2) days before the meeting or within such shorter period before the meeting as the person or persons calling such meeting deem appropriate in the circumstances. Such notice shall be delivered to each director personally, by mail to each director at his or her business address, by telegram, by telephone or by facsimile. Any Director may waive notice of any meeting. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         SECTION 3.6 QUORUM. Unless otherwise provided in the Articles of Incorporation, a majority of the number of Directors fixed by these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided, that if less than a majority of such number of Directors are present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. Unless specifically prohibited by the Articles of Incorporation, members of the Board of Directors or of any committee of the Board of Directors may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

         SECTION 3.7 MANNER OF ACTING. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by statute, these Bylaws or the Articles of Incorporation.

         SECTION 3.8 RESIGNATIONS. A Director may resign at any time by giving written notice to the Board of Directors, its Chairperson, if any, or to the President or Secretary of the Corporation. A resignation shall be effective when the notice is given unless the notice specifies a future date. Acceptance of such resignation shall not be necessary to make it effective. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

         SECTION 3.9 VACANCIES. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the number of Directors, may be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose or by appointment by a majority vote of the Directors then in office, though less than quorum. A

Director elected by shareholders to fill a vacancy shall hold office for the balance of the term for which he or she is elected. A Director appointed by the Board of Directors to fill a vacancy shall serve until the next meeting of shareholders at which Directors are to be elected.

         SECTION 3.10 INFORMAL ACTION BY DIRECTORS. Unless specifically prohibited by the Articles of Incorporation or by other provisions of these Bylaws, any action required to be taken at a meeting of the Board of Directors, or any other action which may be taken at a meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the Directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be. Any such consent signed by all the Directors or all the members of the committee shall have the same effect as a unanimous vote, and may be stated as such in any document filed with the Secretary of State of the State of Illinois or with anyone else.

         SECTION 3.11 COMMITTEES. (a) A majority of the Directors fixed by these Bylaws may, by resolution, create one or more committees and appoint members of the Board to serve on any one or more of such committees. Each committee shall have two (2) or more members who shall serve at the pleasure of the Board. A majority of any committee shall constitute a quorum and a majority of a quorum is necessary for committee action. Each committee, to the extent provided by the Board of Directors in such resolution, shall have and exercise all of the authority of the Board of Directors in the management of the Corporation, except that a committee may not authorize distributions; approve or recommend to shareholders any act required by statute to be approved by shareholders; fill vacancies on the Board or on any of its committees; elect or remove officers or fix the compensation of any member of the committee; adopt, amend or repeal the Bylaws; approve a plan of merger not requiring shareholder approval; authorize or approve the reacquisition of shares, except according to a general formula or method prescribed by the Board; authorize or approve the issuance or sale, or contract for sale, of shares or determine the designation and relative rights, preferences, and limitations of a series of shares, except that the Board may direct a committee to fix the specific terms of issuance or sale or contract for sale or the number of shares to be allocated to particular employees under an employee benefit plan; or amend, alter, repeal, or take action inconsistent with any resolution or action of the Board of Directors when the resolution or action of the Board of Directors provides by its terms that it shall not be amended, altered or repealed by action of a committee. Vacancies in the membership of any committee shall be filled by the Board of Directors. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required. A committee may act by unanimous consent in writing without a meeting and, subject to action by the Board of Directors, each committee, by a majority vote of its members, shall determine the time and place of meetings and the notice therefor.

         (b) The Board of Directors shall establish, as permanent or standing committees, an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. Other standing and ad hoc committees may be established by the Board of Directors in the normal course of business. The Chairman of the Board of the Corporation shall be an ex

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officio member of all committees. Except for the Audit Committee, the President of the Corporation will also be an ex officio member of all committees.

         (c) The Executive Committee shall be composed of the Chairman of the Board, the President, and at least one other director who is not an active officer at the time of his appointment, and shall be appointed at the Corporation's annual organizational meeting. The Executive Committee shall have the authority to function as the management of the Corporation (subject to subsection (a) above) and is empowered to act directly on behalf of the Board of Directors during interim periods between Board of Directors' meetings and during emergencies. The Executive Committee shall also be responsible for reviewing all litigation pending or threatened by or against the Corporation or its subsidiaries and, except where settlement of any such litigation will involve an aggregate expenditure in excess of $1 million, the Executive Committee shall have authority to authorize settlement or compromise of any such litigation. Such Executive Committee shall prepare an annual summary of litigation for presentation to the Board of Directors.

         (d) The Audit Committee shall be composed of members of the Board of Directors appointed by the Board at its annual organizational meeting. The membership of the Audit Committee so appointed or otherwise designated by the Board shall be comprised of members none of whom may be an officer or employee of the Corporation or any of its subsidiaries and all of whom shall, in the opinion of the Board of Directors, be free from any relationship which would interfere with the exercise of their independent judgment in exercising their duty as a member of the Committee. This Committee shall review and make recommendations to the Board of Directors with respect to the following matters as they relate to the Corporation and its subsidiaries: (1) the engagement or re-engagement of an independent accounting firm to perform audits and report on the Corporation's financial statements and provide other audit related services;
(2) the engagement of an independent accounting firm to provide non-audit services; (3) the accounting policies, procedures, and principles adopted or continued by the operating management of the Corporation which will conform to the required accounting standards; (4) the adequate implementation of the internal audit function, including a general audit plan, and the competence of the personnel engaged in such function; (5) the procedures to provide and encourage access to the Committee, and to require such access by a duly authorized representative of the independent accounting firms retained; (6) to determine at least quarterly the adequacy of the Corporation's or subsidiaries' separate or consolidated allowance for loan losses, including any other valuation accounts which may become required by banking regulations; and (7) the conduct of such investigations relating to financial affairs, records, accounts and reports as the Committee may deem desirable from time to time, or as the Board of Directors requests. This Committee shall also employ such experts as deemed necessary in its judgment to perform its duties and satisfy its responsibilities.

         (e) The Compensation Committee shall be composed of members who are appointed annually at the annual organizational meeting and shall include the Chairman of the Board, the President, and at least one other director who is not an active officer of the Corporation or a subsidiary thereof. This Committee shall have sole responsibility for any matters directly or

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indirectly related to compensation of employees of the Corporation or its subsidiaries (including the number of positions created or existing, job descriptions, annual raises and salary ranges) employee benefits, and general personnel policies and related issues. Notwithstanding the membership stated above, any serving member of the Committee who is an active officer in any capacity whatsoever, including the President, shall abstain from voting on any compensation issue or question in which that person has an economic conflict of interest however direct or indirect that interest might be.

         (f) The Nominating Committee shall be composed of members of the Board of Directors appointed by the Board at its annual organizational meeting. The duties of the Nominating Committee are to: nominate individuals to stand for election to the Board of Directors of the Corporation, which nomination shall be subject to approval of the Board of Directors; recommend procedures for the orderly and fair nomination and election of Directors (subject to Section below), which procedures are subject to approval of the Board of Directors; and review and evaluate the qualifications of and eligibility of any and all nominees for election to the Board regardless of how such nominee is nominated.

         SECTION 3.12 COMPENSATION. Each member of the Board, excepting officers and employees of the Corporation or its affiliates receiving salaries, shall receive an annual retainer for their service on the Board or any Committee thereof with the amount of such annual retainer to be fixed from time to time by the Board. Such retainer shall be payable in equal quarterly installments. Directors shall not be paid additional fees for attendance at meetings of the Board or Committees.

         SECTION 3.13 PRESUMPTION OF ASSENT. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or forward such dissent by registered or certified mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

         SECTION 3.14 ADVANCE NOTICE OF NOMINATIONS FOR DIRECTORS. (a) Nominations of persons for election to the Board of Directors shall be brought before an annual meeting (i) pursuant to the Corporation's notice of meeting,
(ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section , who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section . Nominations by the Board of Directors to fill any vacancy, or for election to the Board for which proxies will be solicited by the Board, shall be made by the Board after consideration of recommendations of the Nominating Committee of the Board. In order to facilitate that Committee's review, recommendations to the Board of Directors by any shareholder for the nomination for election as director of any one or more persons for which written proxy solicitation by the Board of

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Directors is sought shall be made in writing (which shall, upon request of the
Nominating Committee, include a Director Qualification, Eligibility and Disclosure Questionnaire completed by the proposed nominee) and be delivered or mailed to the Secretary of the Corporation not later than the close of business on January 31 of the year in which the nomination is proposed. For nominations to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In no event shall the public or other announcement of an adjournment of an annual meeting or the adjournment thereof commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice to the Secretary shall contain a representation that: (i) the shareholder is, and will be on the record date, a beneficial owner or a holder of record of stock of the Corporation entitled to vote at such meeting; (ii) the shareholder has, and will have on the record date, full voting power with respect to such shares; and (iii) the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. Additionally, each such notice shall include: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (c) the number and kinds of securities of the Corporation held beneficially or of record by each proposed nominee; (d) such other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission for the initial election of such proposed nominee for director (including such person's written consent to be named in the proxy statement as a nominee); (e) the consent of each proposed nominee to serve as a director if so elected; and (f) a completed Director Qualification, Eligibility and Disclosure Questionnaire. Any such notice of shareholder's intent, and any nomination based thereon, which is not fully in compliance with the requirements of this Section , or which contains any information which is false or misleading, shall be void and of no effect.

         Notwithstanding anything in the fifth sentence of the preceding paragraph of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public disclosure by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public disclosure is first made by the Corporation.

         (b) Nominations of persons for election to the Board of Directors of the Corporation may be made at a special meeting of shareholders at which Directors are to be elected (i) pursuant to the Corporation's notice of meeting
(ii) by or at the direction of the Board of Directors or, (iii) provided that the Board of Directors has determined that Directors shall be elected at such special meeting, by any shareholder of the Corporation who is a shareholder of record at the time of the giving of notice provided for in this Section , who is entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in this Section . In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more Directors to the Board, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting if the shareholder's notice required by Section shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 14th day following (i) the date on which public disclosure of the date of such meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation or (ii) the date on which notice of such meeting is mailed to the shareholders, whichever is earlier; provided, however, that if such public disclosure is not made by the Corporation or notice of such meeting is not mailed to the shareholders more than 21 days before the date of such special meeting, the shareholder's notice required by Section shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 7th day following the date on which such public disclosure is first made by the Corporation or notice of such meeting is mailed to the shareholders, whichever is earlier. In no event shall the public or other announcement of an adjournment of a special meeting or the adjournment thereof commence a new time period for the giving of a shareholder's notice as described above.

         (c) Notwithstanding anything in the Bylaws to the contrary, only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible for election as Directors. The officer of the Corporation or other person presiding over the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section and, if such person should so determine, such person shall so declare to the meeting and any such defective nomination shall be disregarded.

                                   ARTICLE IV
                                    OFFICERS

         SECTION 4.1 NUMBER. The officers of the Corporation shall be a Chairman of the Board, a Vice-Chairman, a President, a Treasurer, and a Secretary, and such Vice Presidents, Assistant Treasurers, Assistant Secretaries or other officers as may be elected or appointed by the Board of Directors. Any two (2) or more offices may be held by the same person.

         SECTION 4.2 ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. If the election of officers shall not be held at such

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meeting, such election shall be held as soon thereafter as may be convenient.
Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving notice to the Board of Directors or to the President or the Secretary. A resignation of an officer need not be accepted in order to be effective.

         SECTION 4.3 REMOVAL. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         SECTION 4.4 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         SECTION 4.5 CHAIRMAN AND VICE-CHAIRMAN OF THE BOARD. (a) The Chairman of the Board shall preside at all annual, regular and special meetings of the shareholders and of the Board of Directors. He may sign, with the President or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed by the Board of Directors from time to time. The Chairman of the Board is the senior corporate officer of the Corporation and all other officers are subordinate.

         (b) The Vice-Chairman shall serve as Chairman and perform those duties as enumerated thereunder provided the duly elected and serving Chairman is absent for known reasons, or at the direction of the Chairman, or upon the event the Chairman is temporarily incapable of serving due to health, and upon the condition that the latter circumstance is acknowledged in the corporate minutes by a majority of the Board of Directors.

         SECTION 4.6 PRESIDENT. The President shall be the principal executive officer of the Corporation and shall, in general, supervise and control all of the business and affairs of the Corporation. In the absence of the Chairman of the Board and the Vice-Chairman, the President shall preside at all meetings of the shareholders and of the Board of Directors. The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, mortgages, bond, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed, and in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors.

         SECTION 4.7 THE VICE PRESIDENTS. The Vice President (or in the event there be more than one Vice President, each of the Vice Presidents) shall assist the President in the discharge of the President's duties as the President may direct and shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or by the President if the Board of Directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure as Vice President) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the Board of Directors or these Bylaws, the Vice President (or each of them if there are more than one) may execute for the Corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the Board of Directors has authorized to be executed, and the Vice President may accomplish such execution either under or without the seal of the Corporation and either individually or with the Secretary, any Assistant Secretary, or any other officer thereunto authorized by the Board of Directors, according to the requirements of the form of the instrument.

         SECTION 4.8 THE TREASURER. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section , Deposits, of these Bylaws; and (c) in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         SECTION 4.9 THE SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the shareholders, the Board of Directors and committee of Directors, in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) keep a register of the post-office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the

Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

         SECTION 4.10 ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries as thereunto authorized by the Board of Directors may sign with the President or a Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers and Assistant Secretaries, in general, shall perform such duties as shall be assigned to them by the Treasurer or the Secretary, respectively, or by the President or the Board of Directors.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         SECTION 5.1 CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         SECTION 5.2 LOANS. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         SECTION 5.3 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         SECTION 5.4 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         SECTION 6.1 CERTIFICATES FOR SHARES. The issued shares of the Corporation shall be represented by certificates or shall be uncertificated shares. The certificates shall be in such form as shall be determined by the Board of Directors, and shall be numbered and entered in the books of the Corporation as they are issued. Each certificate shall exhibit the registered holder's name and the number and class of shares, and the designation of any series, that it evidences, shall set forth such other statements as may be required by statute, and shall be signed by the chief executive officer or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary, any or all of whose signatures may be

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facsimile if such certificate is countersigned by a transfer agent or registered by a registrar. In case any one (1) or more of the officers who have signed or whose facsimile signatures appear on any such certificate shall cease to be such officer or officers of the Corporation, or an officer of the transfer agent or registrar, before such certificate is issued and delivered, it may nonetheless be issued and delivered with the same effect as if such officer or officers had continued in office.

         SECTION 6.2 LOST CERTIFICATES. If a certificate representing shares has allegedly been lost or destroyed, the Board of Directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.

         SECTION 6.3 TRANSFERS OF SHARES. Transfers of shares of the Corporation shall be made only on the books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.

                                   ARTICLE VII
                              VOTING OF SECURITIES

         The President shall have full authority, in the name and on behalf of the Corporation, to attend, act and vote at any meeting of security holders of any corporation in which the Corporation may hold securities, and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the holder thereof, the Corporation might possess and exercise if personally present, and may exercise such power and authority through the execution of proxies or may delegate such power and authority to any other officer, agent or employee of this Corporation.

                                  ARTICLE VIII
                                 INDEMNIFICATION

         (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order,

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settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

         (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged to have been liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         (c) The Corporation may indemnify any person who is or was an employee or agent of the Corporation, or is or was an employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise to the extent and under the circumstances provided by subsections (a) and (b) of this Article VIII with respect to a person who is or was a director or officer of the Corporation. To the extent that an employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a), (b) and (c) of this Article , or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         (d) Any indemnification under subsections (a), (b) and (c) of this Article (unless ordered by the court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth therein. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the shareholders.

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         (e) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article . Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         (g) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article .

         (h) If the Corporation has paid indemnity or has advanced expenses to a director, officer, employee or agent, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders meeting.

         (i) For purposes of this Article , references to "the Corporation" shall include, in addition to the resulting corporation, any merging corporation (including any entity having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such merging corporation, or is or was serving at the request of such merging corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such merging corporation if its separate existence had continued.

         (j) For purposes of this Article , references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of

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the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article .

         (k) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person.

         (l) The provisions of this Article shall be deemed to be a contract between the Corporation and each person who serves as such officer or director in any such capacity at any time while this Article and the relevant provisions of the Illinois Business Corporation Act or other applicable laws, if any, are in effect, and any repeal or modification of any such law or of this Article shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts."

                                   ARTICLE IX
                                   FISCAL YEAR

         The fiscal year of the Corporation shall begin on the first day of January in each year and end on the last day of December in each year.

                                    ARTICLE X
                                    DIVIDENDS

         The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Articles of Incorporation.

                                   ARTICLE XI
                                      SEAL

         The Corporation may have, but shall not be required to have, a corporate seal as shall be determined by the Secretary of the Corporation in the Secretary's discretion. If a corporate seal is obtained, the seal shall contain the name of the Corporation and the words "Corporate Seal, Illinois", and the use thereof shall be determined from time to time by the officer or officers executing and delivering instruments on behalf of the Corporation, provided that the affixing of a corporate seal to an instrument shall not give the instrument additional force or effect or change the construction thereof. The seal, if any, may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.


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                                   ARTICLE XII
                                WAIVER OF NOTICE

         Whenever any notice whatever is required to be given under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of the Illinois Business Corporation Act of 1983, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by a person at any meeting shall constitute waiver of notice thereof unless at the meeting such person objects to the holding of the meeting because proper notice was not given.

                                  ARTICLE XIII
                                   AMENDMENTS

         Unless otherwise provided in the Articles of Incorporation, these Bylaws may be made, altered, amended or repealed by the shareholders or the Board of Directors.


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